7820NY-S Jackson National Life Insurance Company of New York® SUPPLEMENTAL CONTRACT DATA PAGES Please refer to the attached Crediting Method endorsements for further explanation of values shown on these Supplemental Contract Data Pages. Contract Number: [1234567890] Issue Date: [April 1, 2025] Index Account Options. Subject to availability.  Index choices of: [S&P 500®] [Russell 2000®] [MSCI Emerging Markets] [MSCI EAFE] [Nasdaq-100®] Crediting Method and term choices of: Term Buffer Selection Crediting Method 1-Year 10%, 20%, 30% Cap with Buffer 3-Year 10%, 20%, 30% Cap with Buffer 6-Year 10%, 20%, 30% Cap with Buffer 1-Year 10% Performance Boost 3-Year 10% Performance Boost 6-Year 10% Performance Boost 1-Year 10%, 30% Performance Trigger with Buffer

7820NY-S 2 GUARANTEED MINIMUM INDEX ADJUSTMENT FACTORS The Index Adjustment Factors are determined and guaranteed for each Index Account Option term. These guaranteed Minimum Index Adjustment Factors apply for the life of the Contract. [Cap with Buffer  Cap Rate (CR): The CR for the 10% Buffer will never be less than [5.00% for the 1-year,] [15.00% for the 3- year,] and [30.00% for the 6-year]. The CR for the 20% Buffer will never be less than [4.00% for the 1-year,] [12.00% for the 3- year,] and [24.00% for the 6-year]. The CR for the 30% Buffer will never be less than [3.00% for the 1-year,] [9.00% for the 3- year,] and [18.00% for the 6-year].  Buffer: The Buffer will never be less than [10.00%] or greater than 30.00%.  Index Participation Rate (IPR): The IPR will never be less than [100%].] [Performance Trigger with Buffer  Performance Trigger Rate (PTR): The PTR for the 10% Buffer will never be less than [5.00%]. The PTR for the 30% Buffer will never be less than [3.00%].  Buffer: The Buffer will never be less than [10.00%] or greater than 30.00%.] [Performance Boost with Buffer  Performance Boost Cap Rate (PBCR): The PBCR for the 10% Buffer will never be less than [5.00% for the 1-year,] [15.00% for the 3-year,] and [30.00% for the 6-year].  Performance Boost Rate (PBR): The PBR will never be less than [5.00%].  Buffer: The Buffer will never be less than [10.00%] or greater than 30.00%.] Discontinuation of or Substantial Change to an Index. During an Index Account Option term, if an Index is discontinued, the cost of hedging that Index becomes excessive, or if the calculation is changed substantially, the Company may substitute a comparable Index. The Company will obtain approval from the New York State Department of Financial Services and will notify You and any assignee before using a substitute Index.

7820NY-S 3 Current Index Account Options: These are the Index Account Options You elected, applicable to Your Contract. Please refer to Your transaction confirmation statement sent on Your Issue Date for the declared rates applicable to Your Premiums. Term Index Crediting Method Buffer Current CR, PTR or PBCR IPR 1-year S&P 500 Cap with Buffer 10% 5.00% 100% 1-year S&P 500 Cap with Buffer 20% 4.00% 100% 1-year S&P 500 Cap with Buffer 30% 3.00% 100% 1-year S&P 500 Performance Trigger with Buffer 10% 5.00% N/A 1-year S&P 500 Performance Trigger with Buffer 30% 3.00% N/A 1-year S&P 500 Performance Boost with Buffer 10% 5.00% N/A 3-year S&P 500 Cap with Buffer 10% 15.00% 100% 3-year S&P 500 Cap with Buffer 20% 12.00% 100% 3-year S&P 500 Cap with Buffer 30% 9.00% 100% 3-year S&P 500 Performance Boost with Buffer 10% 15.00% N/A 6-year S&P 500 Cap with Buffer 10% 30.00% 100% 6-year S&P 500 Cap with Buffer 20% 24.00% 100% 6-year S&P 500 Cap with Buffer 30% 18.00% 100% 6-year S&P 500 Performance Boost with Buffer 10% 30.00% N/A 1-year Russell 2000 Cap with Buffer 10% 5.00% 100% 1-year Russell 2000 Cap with Buffer 20% 4.00% 100% 1-year Russell 2000 Cap with Buffer 30% 3.00% 100% 1-year Russell 2000 Performance Trigger with Buffer 10% 5.00% N/A 1-year Russell 2000 Performance Trigger with Buffer 30% 3.00% N/A 1-year Russell 2000 Performance Boost with Buffer 10% 5.00% N/A 3-year Russell 2000 Cap with Buffer 10% 15.00% 100% 3-year Russell 2000 Cap with Buffer 20% 12.00% 100% 3-year Russell 2000 Cap with Buffer 30% 9.00% 100% 3-year Russell 2000 Performance Boost with Buffer 10% 15.00% N/A 6-year Russell 2000 Cap with Buffer 10% 30.00% 100% 6-year Russell 2000 Cap with Buffer 20% 24.00% 100% 6-year Russell 2000 Cap with Buffer 30% 18.00% 100% 6-year Russell 2000 Performance Boost with Buffer 10% 30.00% N/A 1-year MSCI Emerging Markets Cap with Buffer 10% 5.00% 100% 1-year MSCI Emerging Markets Cap with Buffer 20% 4.00% 100% 1-year MSCI Emerging Markets Cap with Buffer 30% 3.00% 100% 1-year MSCI Emerging Markets Performance Trigger with Buffer 10% 5.00% N/A 1-year MSCI Emerging Markets Performance Trigger with Buffer 30% 3.00% N/A 1-year MSCI Emerging Markets Performance Boost with Buffer 10% 5.00% N/A 3-year MSCI Emerging Markets Cap with Buffer 10% 15.00% 100% 3-year MSCI Emerging Markets Cap with Buffer 20% 12.00% 100% 3-year MSCI Emerging Markets Cap with Buffer 30% 9.00% 100% 3-year MSCI Emerging Markets Performance Boost with Buffer 10% 15.00% N/A 6-year MSCI Emerging Markets Cap with Buffer 10% 30.00% 100% 6-year MSCI Emerging Markets Cap with Buffer 20% 24.00% 100% 6-year MSCI Emerging Markets Cap with Buffer 30% 18.00% 100% 6-year MSCI Emerging Markets Performance Boost with Buffer 10% 30.00% N/A 1-year MSCI EAFE Cap with Buffer 10% 5.00% 100% 1-year MSCI EAFE Cap with Buffer 20% 4.00% 100% 1-year MSCI EAFE Cap with Buffer 30% 3.00% 100% 1-year MSCI EAFE Performance Trigger with Buffer 10% 5.00% N/A 1-year MSCI EAFE Performance Trigger with Buffer 30% 3.00% N/A

7820NY-S 4 Term Index Crediting Method Buffer Current CR, PTR or PBCR IPR 1-year MSCI EAFE Performance Boost with Buffer 10% 5.00% N/A 3-year MSCI EAFE Cap with Buffer 10% 15.00% 100% 3-year MSCI EAFE Cap with Buffer 20% 12.00% 100% 3-year MSCI EAFE Cap with Buffer 30% 9.00% 100% 3-year MSCI EAFE Performance Boost with Buffer 10% 15.00% N/A 6-year MSCI EAFE Cap with Buffer 10% 30.00% 100% 6-year MSCI EAFE Cap with Buffer 20% 24.00% 100% 6-year MSCI EAFE Cap with Buffer 30% 18.00% 100% 6-year MSCI EAFE Performance Boost with Buffer 10% 30.00% N/A 1-year Nasdaq-100 Cap with Buffer 10% 5.00% 100% 1-year Nasdaq-100 Cap with Buffer 20% 4.00% 100% 1-year Nasdaq-100 Cap with Buffer 30% 3.00% 100% 1-year Nasdaq-100 Performance Trigger with Buffer 10% 5.00% N/A 1-year Nasdaq-100 Performance Trigger with Buffer 30% 3.00% N/A 1-year Nasdaq-100 Performance Boost with Buffer 10% 5.00% N/A 3-year Nasdaq-100 Cap with Buffer 10% 15.00% 100% 3-year Nasdaq-100 Cap with Buffer 20% 12.00% 100% 3-year Nasdaq-100 Cap with Buffer 30% 9.00% 100% 3-year Nasdaq-100 Performance Boost with Buffer 10% 15.00% N/A 6-year Nasdaq-100 Cap with Buffer 10% 30.00% 100% 6-year Nasdaq-100 Cap with Buffer 20% 24.00% 100% 6-year Nasdaq-100 Cap with Buffer 30% 18.00% 100% 6-year Nasdaq-100 Performance Boost with Buffer 10% 30.00% N/A